Concentration of Credit Risk	12 Months Ended
Dec. 31, 2013
Risks and Uncertainties [Abstract]
Concentration of Credit Risk
Concentration of Credit Risk
The Partnership is a producer of sand mainly used by the oil and natural gas industry for fracing wells. The Partnership’s business is, therefore, dependent upon economic activity within this market. For the year ended December 31, 2013, sales to three customers accounted for 78% of the Partnership’s revenue. Sales to four customers accounted for 100% of the Partnership's revenue from inception through December 31, 2012.
Throughout 2013, the Partnership has maintained cash balances in excess of federally insured amounts on deposit with financial institutions.